SECOND AMENDMENT TO AMENDED AND RESTATED
                                   CREDIT AGREEMENT


               This Second Amendment to Amended and Restated Credit Agreement (this "Second Amendment"), dated as of March 30, 1995, is entered into by and among LADD FURNITURE, INC. (the "Company"), the guarantors identified as such on the signature pages attached hereto (the "Guarantors"), the banks identified as such on the signature pages attached hereto (the "Banks") and NATIONSBANK, N.A. (Carolinas) f/k/a NATIONSBANK OF NORTH CAROLINA, N.A., as agent for the Banks (in such capacity, the "Agent"). All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Credit Agreement (as defined below).

                                       RECITALS

               A. The Company, the Guarantors, the Banks and the Agent entered into that certain Amended and Restated Credit Agreement dated as of October 19, 1994 and that certain First Amendment to Amended and Restated Credit Agreement dated as of February 16, 1995 (collectively, the "Credit Agreement").

               B. The Company has requested that the Credit Agreement be amended to accommodate the creation of a new subsidiary and to allow such subsidiary to purchase and sell certain of the Company's trade receivables.

               C. The Banks have agreed to such amendment pursuant to the terms set forth below.

                                      AGREEMENT

               NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          1.   Amendment   to   Existing   Definitions.     The   following
               definitions  set  forth  in   Section  1.01  of  the  Credit
               Agreement shall be modified as follows:

               (a) The definition of Material Subsidiary shall be amended in its entirety to read as follows:

                    "Material Subsidiary" shall mean, as at any date of determination thereof, any Subsidiary of the Company whose net sales (for the rolling four Quarterly Periods ending on the Quarterly Date falling on or immediately preceding such date of determination) exceed $20,000,000 or whose assets exceed $15,000,000 as at such date; provided that each of Cherry Grove, Inc., LFI Capital

                    Management  Inc.  and  LADD Funding  Corp.
                    shall not be deemed to be a Material Subsidiary; and provided further that, notwithstanding the foregoing, each Guarantor (as of the date hereof) shall be deemed to be a "Material Subsidiary" and once a Subsidiary becomes a Guarantor it shall remain a Guarantor regardless if it still meets the definition of a Material Subsidiary.

               (b) The definition of Pledgor shall be amended in its entirety to read as follows:

                    "Pledgor" shall mean each holder of outstanding shares of capital stock of any Special Subsidiary other than LADD Funding Corp.

               (c) The definition of Special Subsidiary shall be amended in its entirety to read as follows:

                    "Special Subsidiary" shall mean, each of Cherry Grove, Inc., a Delaware corporation, LFI Capital Management, Inc., a Delaware corporation and LADD Funding Corp., a Delaware corporation.

               (d) The definition of Special Subsidiary Events of Default shall be amended in its entirety to read as follows:

                    "Special Subsidiary Events of Default" shall mean the occurrence of any of the following:

                    (a) Prohibition of Fundamental Change; Capitalization. Any Special Subsidiary enters into any transaction of merger or consolidation or amalgamation, or liquidates, winds up or
               dissolves   itself   (or   suffers   any    liquidation   or
               dissolution);  or  any   Special  Subsidiary  acquires   any
               business or assets from, or acquires capital stock of, or is a party to any acquisition of, any Person; or any Special Subsidiary conveys, sells, leases, transfers or otherwise disposes of, in one transaction or a series of transactions, all or any material part of its business or assets, whether now owned or hereafter acquired; or any Special Subsidiary authorizes any equity capital (other than equity capital issued by LADD Funding Corp. to the Company); or any Special Subsidiary or the issuer of the Pledged Stock fails to note on its record books the beneficial ownership interest of the Pledgors and, as collateral assignee of the Pledgors, the Agent in its capital stock; provided however, that the foregoing shall not include (i) any acquisition by Cherry Grove, Inc. of intellectual property assets from any Obligor
               or  any   issuance  of   equity  securities   in  connection
               therewith; (ii) any acquisition by LFI Capital Management, Inc. of the Indebtedness of any Obligor or any other Subsidiary of the Company or the acquisition of any note executed by LADD Funding Corp. in favor of the Company; or (iii) any purchase of receivables by LADD Funding Corp. from the Company or any Receivables Sale by LADD Funding Corp.

                    (b) Limitation on Liens. Any Special Subsidiary creates, incurs, assumes or suffers to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, except (i) Liens imposed by any governmental authority for taxes, assessments or charges not yet due or which are being contested in good faith and by appropriate proceedings if adequate reserves with respect thereto are maintained on the books of such Special Subsidiary in accordance with GAAP or (ii) Liens on the assets of LADD Funding Corp. in connection with a Receivables Sale.

                    (c) Indebtedness. Any Special Subsidiary creates, incurs or suffers to exist any Indebtedness except for (i) Indebtedness owing to any other Special Subsidiary or to the Company or (ii) unsecured Indebtedness of LADD Funding Corp. not to exceed, in the aggregate, $4,750 at any one time.

                    (d)  Investments.  Subject to the proviso in respect of
               LFI Capital Management, Inc. contained in clause (a) above, any Special Subsidiary makes or permits to remain outstanding any Investments other than short term Investments of excess working capital.

                    (e) Capital Expenditures. Any Special Subsidiary makes any capital expenditures in excess of $10,000 (in the aggregate) during any fiscal year of such Special Subsidiary.

                    (f) Lines of Business. Any Special Subsidiary engages in any line or lines of business activity other than the business of (i) in the case of Cherry Grove, Inc., owning and licensing intellectual property, (ii) in the case of LFI Capital Management, Inc., holding Indebtedness of the Obligors or any other Subsidiary of the Company and (iii) in the case of LADD Funding Corp., the purchase of receivables generated by the Company and the sale of receivables.


                    (g)  Business Operations.  Any Special Subsidiary:

                         (i) pays any salary or any other form of compensation for services to any Person, except (I) as necessary in the ordinary course of conducting its business, (II) the reasonable fees and expenses of its outside counsel and auditors, and (III) payments to members of its board of directors not exceeding customary levels of similarly situated companies;

                         (ii) incurs any obligation, contractually or otherwise, to any Person other than as is related or incidental to the activities contemplated by clauses
                    (a) and (f) above; or

                         (iii) creates or maintains any Plan, is or becomes a participant in any Multiemployer Plan or incurs any liability to the PBGC.

                    (h) Capital Stock. (i) All of the issued and outstanding capital stock of Cherry Grove, Inc. and LFI Capital Management, Inc. is (A) not owned by the Pledgors executing the Pledge Agreement or (B) is not subject to a first priority and perfected security interest in favor of the Agent, for the benefit of the Banks, (ii) any of the capital stock of Cherry Grove, Inc. or LFI Capital Management, Inc. is subject to a Lien other than a Lien under the Pledge Agreement or (iii) any of the capital stock of LADD Funding Corp. is subject to a Lien or is owned by any Person other than the Company.

          2. Liens. The Company and the Guarantors, as applicable, affirm the liens and security interests created and granted in the Credit Agreement and the Basic Documents and agree that this Second Amendment shall in no manner adversely affect or impair such liens and security interests.

          3. Representations and Warranties. The Company hereby represents and warrants to the Banks and the Agent that (a) no Event of Default exists and is continuing under the Credit Agreement; (b) the Company has no claims, counterclaims, offsets, credits or defenses to the Basic Documents and the performance of its obligations thereunder, or if the Company has any such claims, counterclaims, offsets, credits or defenses to the Basic Documents or any transaction related to the Basic Documents, same are hereby waived, relinquished and released in consideration of the Banks' execution and delivery of this Second Amendment; and
               (c) since the date of the last financial statements of the Company delivered to Banks, no material adverse change has occurred in the business, financial condition or prospects of the Company other than as previously disclosed to the Banks.

          4. Acknowledgment of Guarantors. The Guarantors acknowledge and consent to all of the terms and conditions of this Second Amendment and agree that this Second Amendment and all documents executed in connection herewith do not operate to reduce or discharge the Guarantors' obligations under the Credit Agreement or the other Basic Documents. The Guarantors acknowledge and agree that the Guarantors have no claims, counterclaims, offsets, credits or defenses to the Basic Documents and the performance of the Guarantors' obligations thereunder, or if Guarantors did have any such claims, counterclaims, offsets, credits or defenses to the Basic

               Documents or any transaction related to the Basic Documents, the same are hereby waived, relinquished and released in consideration of the Banks' execution and delivery of this Second Amendment.

          5. No Other Changes. Except as expressly modified and amended in this Second Amendment, all of the terms, provisions and conditions of the Basic Documents shall remain unchanged.

          6. Counterparts. This Second Amendment may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

          7. ENTIRETY. THIS SECOND AMENDMENT AND THE OTHER BASIC DOCUMENTS EMBODY THE ENTIRE AGREEMENT BETWEEN THE PARTIES AND SUPERSEDE ALL PRIOR AGREEMENTS AND UNDERSTANDINGS, IF ANY, RELATING TO THE SUBJECT MATTER HEREOF. THESE BASIC DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

               This Second Amendment is executed as of the day and year first written above.

                                        BORROWER
          ATTEST:                       LADD FURNITURE, INC.


          By:____________________       By:_____________________________
             Assistant Secretary             William S. Creekmuir
                                             Senior Vice President and
                                             Chief Financial Officer
             (corporate seal)

                                        GUARANTORS


          ATTEST:                       PENNSYLVANIA HOUSE, INC.


          By:_____________________      By:________________________________
              Assistant Secretary            William S. Creekmuir
                                             Vice President
             (corporate seal)

          ATTEST:                       BROWN JORDAN COMPANY


          By:_____________________      By:________________________________
              Assistant Secretary            William S. Creekmuir
                                             Vice President
             (corporate seal)



          ATTEST:                       CLAYTON-MARCUS COMPANY, INC.


          By:____________________       By:________________________________
             Assistant Secretary             William S. Creekmuir
                                             Vice President
             (corporate seal)

          ATTEST:                       LADD CONTRACT SALES CORPORATION


          By:_____________________      By:_______________________________
              Assistant Secretary            William S. Creekmuir
                                             Vice President
              (corporate seal)

          ATTEST:                       FOURNIER FURNITURE, INC.

          By:_____________________
                                   By:_________________________________
              Assistant Secretary            William S. Creekmuir
                                             Vice President
              (corporate seal)



          ATTEST:                       BARCLAY FURNITURE CO.


          By:______________________     By:________________________________

               Assistant Secretary           William S. Creekmuir
                                             Vice President
               (corporate seal)



          ATTEST:                       AMERICAN FURNITURE COMPANY,INCORPORATED


          By:_____________________      By:_________________________________
              Assistant Secretary            William S. Creekmuir
                                             Vice President
              (corporate seal)



          ATTEST:                       PILLIOD FURNITURE, INC.


          By:_____________________      By:_________________________________
              Assistant Secretary            William S. Creekmuir
                                             Vice President
              (corporate seal)


          ATTEST:                       LEA INDUSTRIES, INC.
                                        (a North Carolina corporation)


          By:_____________________       By:_________________________________
              Assistant Secretary            William S. Creekmuir
                                             Vice President
               (corporate seal)

                                       [signatures continued]

                                        BANKS
                                        NATIONSBANK, N.A. (CAROLINAS) f/k/a
                                        NATIONSBANK BANK OF NORTH CAROLINA,
                                        N.A. as Agent and as a Bank

                                        By:_____________________________
                                             Gregory W. Powell
                                             Senior Vice President


                                        CIBC INC.

                                        By:_____________________________
                                        Name:___________________________
                                        Title:__________________________


                                        CREDITANSTALT   CORPORATE  FINANCE,
                                        INC.

                                        By:_____________________________
                                        Name:___________________________
                                        Title:__________________________


                                        WACHOVIA  BANK  OF NORTH  CAROLINA,
                                        N.A.

                                        By:_____________________________
                                        Name:___________________________
                                        Title:__________________________


                                        ABN AMRO BANK N.A.

                                        By:_____________________________
                                        Name:___________________________
                                        Title:__________________________


                                        BRANCH BANK AND TRUST COMPANY

                                        By:_____________________________
                                        Name:___________________________
                                        Title:__________________________


                                        COMMONWEALTH  BANK,  a division  of
                                        MERIDIAN BANK

                                        By:_____________________________
                                        Name:___________________________
                                        Title:__________________________


                                        [signatures continued]

                                        FIRST UNION NATIONAL BANK  OF NORTH
                                        CAROLINA

                                        By:_____________________________
                                        Name:___________________________
                                        Title:__________________________


                                        PNC BANK, NATIONAL ASSOCIATION

                                        By:_____________________________
                                        Name:___________________________
                                        Title:__________________________


                                        NBD BANK f/k/a NBD BANK, N.A.

                                        By:_____________________________
                                        Name:___________________________
                                        Title:__________________________